Other Non-Current Assets	12 Months Ended
Dec. 31, 2022
Investments All Other Investments [Abstract]
Other Non-Current Assets
13.	OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	December 31,	December 31,
	2022	2021
Equity securities	26	29
Receivables from government agencies	156	124
French research tax credit receivable	294	376
Defined benefit plans	9	15
Prepayments and deposits to third parties	107	21
Derivative instruments	13	—
Other non-current assets	56	74
Total	661	639

Long-term receivables from government agencies, including the French research tax credit scheme, which is considered to be, in substance, public funding, are described in Note 7.

Prepayments and deposits to third parties include receivables related to long-term supply agreements involving purchase of raw materials, capacity commitments, cloud-hosting arrangements, and other services.

In 2022 and 2021, and 2020, the Company entered into factoring transactions to accelerate the realization in cash of certain long-term receivables. The Company sold without recourse $110 million and $118 million of these receivables in the years ended December 31, 2022 and 2021 respectively, with a financial cost of $1 million for both years.

The major portion of other non-current assets to which the expected credit loss model applies are long-term State receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be negligible as of December 31, 2022, and December 31, 2021. Other non-current assets presented in the table above on the line “Other non-current assets” are composed of individually not significant amounts not deemed to have exposure of default. Consequently, no significant expected credit loss allowance was reported on other non-current assets at reporting date.